                                                                  Exhibit 10.6.1

DRAFT: 25/02/03

THIS AGREEMENT is made on [6th March], 2003

BETWEEN:

(1) STRUCTURED FINANCE MANAGEMENT LIMITED (registered number 3853947) whose business address is at Blackwell House, Guildhall Yard, London EC2V 5AE (in its capacity as the Second Issuer Corporate Services Provider);

(2) PERMANENT HOLDINGS LIMITED (registered number 4267664) whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE ("HOLDINGS");

(3) PERMANENT FINANCING (NO. 2) PLC (registered number 4623188) whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE (the "SECOND ISSUER");

(4) HALIFAX PLC (registered number 02367076), a public limited company incorporated under the laws of England and Wales, whose registered office is at Trinity Road, Halifax, West Yorkshire HX1 2RG ("HALIFAX"); and

(5) U.S. BANK NATIONAL ASSOCIATION, a national banking association formed under the laws of the United States of America, acting through its office at 1 Federal Street, 3rd Floor, Boston, Massachusetts 02110 (in its capacities as the Security Trustee and as the Note Trustee).

WHEREAS:

The Second Issuer Corporate Services Provider has agreed with the other parties to this Agreement to provide various corporate administration and personnel services to the Second Issuer on the terms and conditions contained in this Agreement.

IT IS HEREBY AGREED as follows:

1.       DEFINITIONS AND INTERPRETATION

         The Amended and Restated Master Definitions and Construction Schedule and the Second Issuer Master Definitions and Construction Schedule, both signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood on [5th March], 2003 (as the same may be amended, varied or supplemented from time to time with the consent of the parties hereto) are expressly and specifically incorporated into this Agreement and, accordingly, the expressions defined in the Amended and Restated Master Definitions and Construction Schedule and the Second Issuer Master Definitions and Construction Schedule (as so amended, varied or supplemented) shall, except where the context otherwise requires and save where otherwise defined herein, have the meanings in this Agreement, including the Recitals hereto, and this Agreement shall be construed in accordance with the interpretation provisions set out in CLAUSE 2 (Interpretation and Construction) of the Amended and Restated Master Definitions and Construction Schedule and the Second Issuer Master Definitions and Construction Schedule.

         In the event of a conflict between the Amended and Restated Master Definitions and Construction Schedule and the Second Issuer Master Definitions and Construction Schedule, the Second Issuer Master Definitions and Construction Schedule shall prevail.

         In this Agreement each reference to a party shall be deemed to include its successors and permitted assigns. For this purpose "SUCCESSOR" means in relation to a party an assignee or successor in title of such party or any person who, under the laws of its jurisdiction of incorporation or domicile has assumed the rights and/or obligations of such party or to whom under such laws the same have been transferred.

2. NOMINATION OF DIRECTORS PRIOR TO SERVICE OF A SECOND ISSUER NOTE ACCELERATION NOTICE

2.1      ENTITLEMENT TO NOMINATE

         Prior to the service of a Second Issuer Note Acceleration Notice and for so long as this Agreement remains in force:

         (a) Halifax is entitled to, and shall, nominate one person willing to serve in the capacity of director of the Second Issuer (and, in each case, Halifax has nominated David Balai as its first nominee in such capacity);

         (b) the Second Issuer Corporate Services Provider is entitled to, and shall, nominate two persons willing to serve in the capacity of director of the Second Issuer (and, in each case, has nominated SFM Directors Limited (registered number 3920254) and SFM Directors (No. 2) Limited (registered number 4017430) as its first nominees in such capacity) and nothing herein shall prevent the Second Issuer Corporate Services Provider from nominating itself as a corporate director of the Second Issuer; and

         (c) the Second Issuer Corporate Services Provider will be entitled to, and shall, nominate one person willing to serve in the capacity of Company Secretary of the Second Issuer and has nominated SFM Corporate Services Limited (registered number 3920255) as its first nominee in such capacity.

2.2      APPOINTOR

         In relation to any person nominated or deemed to be nominated under CLAUSE 2.1 above or CLAUSE 2.3 below, whichever of Halifax or the Second Issuer Corporate Services Provider nominated that person is referred to below as that person's "APPOINTOR".

2.3      RESIGNATION OR RETIREMENT OF DIRECTOR

         Each appointor hereby confirms to the other that, if the person nominated or deemed to be nominated by it should resign or retire or for any other reason cease to act as director of the Second Issuer, it will promptly:

         (a) procure that such director shall acknowledge in writing that he has no claim of any nature whatsoever against the Second Issuer;

         (b)   nominate another person willing to act in the relevant capacity;
               and

         (c)   procure the consent of that other person to act in that capacity.



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                                       3


2.4      ACCEPTANCE OF APPOINTMENT AND PAYMENT

         Each appointor shall procure that each of the persons respectively nominated or deemed to be nominated by it from time to time as provided above accepts the relevant appointment and acts in the relevant capacity without fee or remuneration (including, for the avoidance of doubt, upon resignation or retirement) from the Second Issuer, save that nothing in this Agreement shall prejudice the right of the Second Issuer Corporate Services Provider to be remunerated for its services under CLAUSE 7 (Remuneration, Costs and Expenses) below.

2.5      COMPOSITION OF BOARDS

         Holdings undertakes and agrees:

         (a) subject to CLAUSE 3.3 (Requests of the Security Trustee) that it shall exercise its rights as a shareholder of the Second Issuer and all rights and powers vested in it under the Articles of Association of the Second Issuer so as to procure that the board of directors of the Second Issuer comprises at all times one nominee of Halifax (provided that Halifax shall have nominated a person to such office) and two nominees of the Second Issuer Corporate Services Provider, as provided under CLAUSE 2.1 above; and

         (b) the Second Issuer Corporate Services Provider and Halifax shall procure that at all times a majority (by number) of the directors nominated by them under CLAUSE 2.1 above, for the Second Issuer will be resident in the UK (and not in any other jurisdiction) for the purposes of UK income tax.

3. NOMINATION OF DIRECTORS AFTER SERVICE OF A SECOND ISSUER NOTE ACCELERATION NOTICE

3.1      RIGHTS AND POWERS UPON SERVICE OF A SECOND ISSUER NOTE ACCELERATION
         NOTICE

         In the event that a Second Issuer Note Acceleration Notice is served on the Second Issuer, Holdings shall exercise its rights as the sole beneficial owner of all of the shares in the Second Issuer, and the rights and powers vested in it under the Articles of Association of the Second Issuer so as to procure that:

         (a) such new or additional directors of the Second Issuer as the Security Trustee shall direct shall be duly appointed; and

         (b) such of the directors nominated pursuant to CLAUSES 2.1 (Entitlement to Nominate) or 2.3 (Resignation or Retirement of Director) above as the Security Trustee requests shall tender their resignation, if so requested by the Security Trustee, and nothing shall prevent the Security Trustee from nominating itself for appointment as a director of the Second Issuer.

3.2      TERMS OF APPOINTMENT

         Any director nominated or appointed pursuant to CLAUSE 3.1 above shall be appointed upon such terms (including reasonable remuneration) as may be agreed in writing between the appointees and the Security Trustee.


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                                       4


3.3      REQUESTS OF THE SECURITY TRUSTEE

         For so long as Holdings is the beneficial holder of the whole of the issued share capital of the Second Issuer, and in the event (but only in the event) that the provisions of CLAUSE 3.1 above apply Holdings undertakes and agrees to comply with all requests of the Security Trustee as to:

         (a)   the exercise of its rights as shareholder of the Second Issuer;
               and

         (b) all rights and powers vested in it under the Articles of Association of the Second Issuer,

         in relation to the appointment and/or removal from office by Holdings of any of the directors of the Second Issuer.

3.4      RESIGNATION

         In the event that a Second Issuer Note Acceleration Notice is served on the Second Issuer, any appointment of a director in office at such time validly made pursuant to CLAUSES 2.1 (Entitlement to Nominate) or 2.3 (Resignation or Retirement of Director) above shall continue to be effective in accordance with the provisions of this Agreement unless and until such director has resigned pursuant to CLAUSE 3.1(b) above.

3.5      NO RECOURSE

         The obligations of the parties hereto under this Agreement are solely the corporate obligations of each of the parties.

         No recourse shall be had in respect of any obligation or claim arising out of or based upon this Agreement against any employee, officer or director of any of the parties hereto, save where the claim, demand, liability, cost or expense in connection therewith arises from the gross negligence, wilful default or breach of duty of such employee, officer or director of the respective party.

4.       PROVISION OF CORPORATE ADMINISTRATIVE SERVICES

         Until termination of this Agreement pursuant to CLAUSE 12 (Termination), the Second Issuer Corporate Services Provider shall provide all general company secretarial, registrar and company administration services (the "CORPORATE SERVICES") required by the Second Issuer including, without limitation, the following:

         (a) procuring the preparation and keeping of the accounts of the Second Issuer by Halifax and such books and records as are required by any applicable law or otherwise to be kept by the Second Issuer for the proper conduct of the affairs of the Second Issuer. For the avoidance of doubt the Second Issuer Corporate Services Provider shall not be responsible for (i) maintaining the accounting records or (ii) drawing up draft accounts in preparation for the annual audit of the Second Issuer;

         (b) providing all necessary staff and facilities for the Second Issuer, including the provision of registered office accommodation for the Second Issuer (which shall as at the date of this Agreement be at Blackwell House, Guildhall Yard, London EC2V 5AE);


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                                       5


         (c) the maintenance and safe-keeping of the register of shareholders and corporate records in accordance with the Articles of Association and the Companies Act 1985, issuing share certificates, and effecting share transfers and filing (insofar as the relevant board of directors have duly approved, signed and delivered the same and monies in respect of applicable fees are made available to the company secretary) any applicable statutory returns and tax filings in England and Wales;

         (d) the convening of the annual shareholders' meeting and the annual meeting of the directors' of the Second Issuer providing facilities for holding the said meetings and preparing and keeping minutes of the said meetings;

         (e) accepting services of process and any other documents or notices to be served on the Second Issuer and prompt notification to the Second Issuer of any legal proceedings initiated of which the company secretary becomes aware;

         (f) as and when requested by a director of the Second Issuer, the company secretary of the Second Issuer or the auditors of the Second Issuer, deliver to such person such information in connection with the Second Issuer as may be in the possession of the Second Issuer Corporate Services Provider or as may be reasonably obtainable by it;

         (g) as and when requested under the terms of any agreements to which the Second Issuer is party, the delivery to any person entitled to it under such terms of such information or documents which is
               (i) provided for under such agreements, and (ii) in the possession of the Second Issuer Corporate Services Provider or is reasonably obtainable by it;

         (h) the response to company correspondence and the communication thereof with directors and shareholders as necessary;

         (i) at the request of the relevant board of directors, prepare and forward to the shareholders of such Second Issuer all statements and notices which the board of directors is required to issue, send or serve in accordance with the Articles of Association;

         (j) give, at the request of the board of directors, any directions and information to any providers or services (such as auditors, accountants, financial or management advisers or attorneys) or other agents appointed by the board of directors pursuant to the Articles of Association; and

         (k) use of its best efforts to cause the Second Issuer (to the extent that the Second Issuer has sufficient funds and other resources and is otherwise able to do so) to comply with its obligations under any agreement by which the Second Issuer is bound and under all relevant laws.

5.       ADDITIONAL SERVICES

         The Second Issuer Corporate Services Provider may agree with the Note Trustee and/or the Security Trustee to provide certain other supplementary services which the Second Issuer, the Note Trustee and/or the Security Trustee may from time to time request the Second Issuer Corporate Services Provider to carry out, or that the Corporate Service Provider deems necessary as being ancillary to the statutory duties of the Directors nominated by the Second Issuer Corporate Services Provider ("ADDITIONAL SERVICES").


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                                       6


6.       CONFIDENTIALITY

         The Second Issuer Corporate Services Provider shall not, and hereby undertakes to procure that each person nominated or deemed to be nominated as director or company secretary of the Second Issuer by it pursuant to CLAUSE 2 (Nomination of Directors Prior to Service of a Second Issuer Note Acceleration Notice) and any agent nominated by it pursuant to this Agreement shall not, and that Holdings shall not at any time disclose to any person, firm or company whatsoever, and shall treat as confidential, any information relating to the business, finances or other matters of Halifax, or the Second Issuer, which such person may have obtained as a result of (in the case of the Second Issuer Corporate Services Provider) its role under this Agreement or as employer or principal to any such director, shareholder or agent and (in the case of any such director, shareholder or agent) his or its position as director, shareholder or agent of the Second Issuer, or otherwise have become possessed, and the Second Issuer Corporate Services Provider shall use its best endeavours to prevent any such disclosure, provided however that the provisions of this CLAUSE 6 shall not apply:

         (a) to the disclosure of any information already known to the recipient otherwise than as a result of a breach of this CLAUSE 6;

         (b) to the disclosure of any information which is or becomes public knowledge otherwise than as a result of such disclosure being made in breach of this CLAUSE 6, or as a result of the unauthorised or improper conduct of the recipient;

         (c) to the extent that disclosure is required pursuant to any law or order of any court or pursuant to any direction, request or requirement (whether or not having the force of law) of any central bank or any governmental or other regulatory or taxation authority (including, without limitation, any official bank examiners or regulators or the Financial Services Authority in its capacity as the UK Listing Authority);

         (d) to the disclosure of any information to professional advisers to, or agents of, the Second Issuer Corporate Services Provider, Halifax or any of the Rating Agencies who receive the same under a duty of confidentiality;

         (e) to the disclosure of any information with the consent of all the parties hereto or to the Note Trustee;

         (f) to the disclosure of any information in respect of the Second Issuer to the Security Trustee; and

         (g) to disclosure on behalf of the Second Issuer of any information required by the terms of any Transaction Documents to which the Second Issuer is now or becomes a party, to the persons to whom such disclosure is required by the terms of the relevant Transaction Document, and the Second Issuer Corporate Services Provider hereby agrees to indemnify and hold harmless Halifax, the Security Trustee and the Second Issuer on an after tax basis for all losses, damages, expenses, costs, claims and charges arising from or caused by any disclosure of information by any of the Second Issuer Corporate Services Provider or any agent appointed by it or any director nominated or deemed to be nominated by it or any agent appointed by it, which disclosure is made contrary to the provisions of this CLAUSE 6.


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                                       7


         Upon termination of this Agreement pursuant to CLAUSE 12 (Termination), Holdings, the Second Issuer Corporate Services Provider, any of its agents and each person nominated or deemed nominated by the Second Issuer Corporate Services Provider as Director of the Second Issuer (regardless of whether or not such a person shall still be in office) shall forthwith deliver (and in the meantime hold on trust for, and to the order of Halifax) to Halifax, or as Halifax shall direct, the information described in this CLAUSE 6 in their possession or under their control howsoever held.

7.       REMUNERATION, COSTS AND EXPENSES

         Until termination of this Agreement pursuant to CLAUSE 12 (Termination), the Second Issuer Corporate Services Provider shall be entitled to remuneration under this Agreement in accordance with a fee letter of even date hereof (the "SECOND ISSUER CORPORATE SERVICES FEE LETTER").

         The remuneration payable pursuant to this CLAUSE 7 shall be borne by the Second Issuer and payable in accordance with the terms of the Second Issuer Corporate Services Fee Letter.

         The Second Issuer, the Note Trustee and the Security Trustee agree that the Second Issuer Corporate Services Provider is not required to advance, expend or use its own funds or otherwise incur any liability on its own account in the provision of the Corporate Services or the Additional Services.

         Subject to the timely receipt of funds from Funding 1, the Second Issuer Corporate Services Provider undertakes, if requested, to pay in a timely manner, on behalf of the Second Issuer, all operational costs incurred by the Second Issuer in relation to this Agreement.

         Such operational costs shall include legal and auditor's fees, telex, stationery, facsimile and telephone costs and other fees or expenses payable to administer the Second Issuer and to maintain that the Second Issuer is in existence and duly registered.

8.       ENGAGEMENT OF THIRD PARTIES

         The Second Issuer Corporate Services Provider may appoint agents to perform any of the duties to be performed by the Second Issuer Corporate Services Provider, provided that the Second Issuer Corporate Services Provider remains liable for the performance of any duties by any agent as if such duty had been performed by the Second Issuer Corporate Services Provider itself.

         The Second Issuer Corporate Services Provider shall not be liable for any loss to the Second Issuer arising from the negligence, fraud or wilful misconduct of any delegate appointed pursuant to this CLAUSE 8 in the event that the Second Issuer has given its written consent to such appointment, except to the extent such loss is caused by the gross negligence, wilful default, dishonesty or fraud of the Second Issuer Corporate Services Provider.

9.       COVENANT BY HOLDINGS

         Holdings hereby covenants with the Security Trustee that it shall not sell, charge, exchange, transfer or otherwise deal in the shares which it holds in the Second Issuer at any time prior to the Final Redemption relating to the Second Issuer without the prior written consent of the Security Trustee.

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                                       8



 10.     UNDERTAKINGS BY THE SECOND ISSUER

         The Second Issuer hereby undertakes to:

         (a)   hold all of its board meetings in the UK;

         (b) ensure all of its directors are and will remain residents in the UK for UK tax purposes;

         (c) ensure that the Second Issuer is centrally managed and controlled in the UK for UK tax purposes; and

         (d) apply an authorised accruals method of accounting in its statutory accounts for the purposes of Section 156(4) of the Finance Act 1994 and Sections 83(1), 83(2) and 83(4) of the Finance Act 2003.

 11.     INDEMNITY

         The Second Issuer shall, on written demand of the Second Issuer Corporate Services Provider, indemnify and hold harmless the Second Issuer Corporate Services Provider and any officer provided by the Second Issuer Corporate Services Provider and any of the directors, officers, employees and agents of the Second Issuer Corporate Services Provider at the time of such demand, against any liabilities, actions, proceedings, claims or demands whatsoever which it or any of them may incur or be subject to in direct consequence of this Agreement or as a direct result of the performance of the functions and obligations provided for under this Agreement except as a result of:

         (i) a breach by the Second Issuer Corporate Services Provider of this Agreement; or

         (ii) the gross negligence, wilful default, dishonesty or fraud of the Second Issuer Corporate Services Provider, any officer which is provided by the Second Issuer Corporate Services Provider or any of the directors, officers, employees or agents of the Second Issuer Corporate Services Provider, as the case may be.

         This indemnity shall expressly inure to the benefit of any director, officer, employee or agent existing or future of the Second Issuer Corporate Services Provider. The termination of this Agreement shall not affect the rights and obligations of the parties arising under this CLAUSE 11 prior to such termination.

 12.     TERMINATION

         (a) In respect of rights and obligations relating to the Second Issuer under this Agreement, such rights and obligations shall terminate automatically on the date falling 90 days after all Second Issuer Secured Obligations are discharged in full.

         (b) This Agreement shall terminate automatically on the date falling 90 days after the termination of the Mortgages Trust Deed.

         (c) Notwithstanding CLAUSES 12(a) and 12(b), the Second Issuer may terminate the appointment of its directors or any of them at any time in accordance with the provisions set down in its Articles of Association.


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                                       9


         (d) The Second Issuer Corporate Services Provider may terminate this Agreement by not less than 90 days prior written notice to each of the parties to this Agreement. Such termination shall take effect on the date of expiry of the notice or such longer period as the parties may agree.

 13.     NON-ASSIGNMENT

         The rights and obligations of the parties hereto are personal and, save in the case of the Second Issuer in accordance with the Second Issuer Deed of Charge, shall not be capable of assignment, except with the consent of the Security Trustee.

 14.     PERMITTED ENFORCEMENT

         Save as permitted by the Second Issuer Deed of Charge, each of Halifax and the Second Issuer Corporate Services Provider agree with the Second Issuer that it shall not take any steps for the purpose of recovering any sum under or in connection with this Agreement and shall not in any event take any steps to procure the winding-up, administration or liquidation of the Second Issuer on any account whatsoever.

 15.     THE SECURITY TRUSTEE

         The Security Trustee has agreed to become a party to this Agreement for the better preservation and enforcement of its rights under this Agreement but shall have no obligation or liability whatsoever to the Second Issuer Corporate Services Provider or the Second Issuer under or arising from or by virtue of the Security Trustee joining as a party to this Agreement.

 16.     NOTICES

         Any notices to be given pursuant to this Agreement to any of the parties hereto shall be sufficiently served if sent by prepaid first class post or facsimile transmission and shall be deemed to be given (in the case of facsimile transmission) when despatched or (in the case of first class post) when it would be received in the ordinary course of the post and shall be sent:

         (a) in the case of Halifax to: Trinity Road, Halifax, West Yorkshire HX1 2RG, facsimile number: +44 (01422) 391777, for the attention of the Mortgage Securitisation Manager;

         (b) in the case of the Second Issuer and Holdings to: Blackwell House, Guildhall Yard, London EC2V 5AE, facsimile number: +44
               (020) 7556 0975, for the attention of the Secretary;

         (c)   in the case of the Second Issuer Corporate Services Provider to:
               Blackwell House, Guildhall Yard, London EC2V 5AE, facsimile number: +44 (020) 7556 0975, for the attention of the Directors;

         (d) in the case of the Security Trustee or the Note Trustee to: 1 Federal Street, 3rd Floor, Boston, Massachusetts 02110, (facsimile number + 1 (617) 603 6638) for the attention of Corporate Trust Services,

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                                       10



         or to such other address or facsimile number or for the attention of such other person or entity as may from time to time be notified by any party to the others by written notice in accordance with the provisions of this CLAUSE 16.

 17.     AMENDMENTS

         Subject to Clause 25 of the Funding 1 Deed of Charge (Supplemental Provisions Regarding the Security Trustee), any amendments to this Agreement will be made only with the prior written consent of each party to this Agreement.

 18.     INVALIDITY

         The invalidity or enforceability of any part of this Agreement shall not prejudice or affect the validity or enforceability of the remainder.

 19.     NON-EXCLUSIVE APPOINTMENT

         The Second Issuer Corporate Services Provider shall be entitled to provide services of a like nature to those to be provided by the Second Issuer Corporate Services Provider under this Agreement to any other person. The Second Issuer Corporate Services Provider shall not be deemed to be affected with notice of or to be under any duty to disclose to the Second Issuer any fact or matter which may come to the notice of the Second Issuer Corporate Services Provider or any employee in the course of the Second Issuer Corporate Services Provider rendering similar services to other persons in the course of business in any other capacity or in any manner whatsoever otherwise than in the course of carrying out its duties hereunder.

 20.     CONTRACTS (RIGHTS OF THIRD PARTIES) ACT, 1999

         Except as otherwise provided in CLAUSE 13 (Non-Assignment), a person who is not a party to this Agreement has no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

 21.     COUNTERPARTS

         (a) This Agreement may be executed in any number of counterparts (manually or by facsimile), and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart.

         (b) Each counterpart shall constitute an original, but all the counterparts shall together constitute but one and the same instrument.

 22.     DELEGATION

         The Second Issuer Corporate Services Provider shall have the power to delegate its rights and duties in respect of its appointment as the secretary of the Second Issuer to such person as the Second Issuer and the Security Trustee may approve, notwithstanding which the Second Issuer Corporate Services Provider shall remain liable hereunder for any act or omission of any such delegate if such act or omission were its own.

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                                       11



 23.     GOVERNING LAW

         This Agreement is governed by, and shall be construed in accordance with, the laws of England.

 24.     SUBMISSION TO JURISDICTION

         Each party to this Agreement hereby irrevocably submits to the non-exclusive jurisdiction of the English courts in any action or proceeding arising out of or relating to this Agreement, and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined by such courts. Each party to this Agreement hereby irrevocably waives, to the fullest extent it may possibly do so, any defence or claim that the English courts are an inconvenient forum for the maintenance or hearing of such action or proceeding.

IN WITNESS WHEREOF the parties hereto have executed this Agreement on the date first mentioned above.

                                   SIGNATORIES



SIGNED by                                             )
for and on behalf of                                  )
STRUCTURED FINANCE MANAGEMENT LIMITED                 )
                                                      )


SIGNED by                                             )
for and on behalf of                                  )
PERMANENT HOLDINGS LIMITED                            )


SIGNED by                                             )
for and on behalf of                                  )
PERMANENT FINANCING (NO. 2) PLC                       )


SIGNED by                                             )
for and on behalf of                                  )
HALIFAX PLC                                           )


SIGNED by                                             )
for and on behalf                                     )
U.S. BANK NATIONAL ASSOCIATION                        )

                             DATED [6TH MARCH], 2003





                      STRUCTURED FINANCE MANAGEMENT LIMITED


                                       and


                           PERMANENT HOLDINGS LIMITED


                                       and


                         PERMANENT FINANCING (NO. 2) PLC


                                       and


                                   HALIFAX plc


                                       and


                         U.S. BANK NATIONAL ASSOCIATION





             -------------------------------------------------------

                   SECOND ISSUER CORPORATE SERVICES AGREEMENT

             -------------------------------------------------------





                                  ALLEN & OVERY
                                     London
                                  ICM:641689.4

                                    CONTENTS


CLAUSE                                                                                                     PAGE
------                                                                                                     ----
1.       Definitions and Interpretation.......................................................................1
2.       Nomination of Directors Prior to Service of a Second Issuer Note Acceleration Notice.................2
3.       Nomination of Directors After Service of a Second Issuer Note Acceleration Notice....................3
4.       Provision of Corporate Administrative Services.......................................................4
5.       Additional Services..................................................................................5
6.       Confidentiality......................................................................................6
7.       Remuneration, Costs and Expenses.....................................................................7
8.       Engagement of Third Parties..........................................................................7
9.       Covenant by Holdings.................................................................................7
10.      Undertakings by the Second Issuer....................................................................8
11.      Indemnity............................................................................................8
12.      Termination..........................................................................................8
13.      Non-Assignment.......................................................................................9
14.      Permitted Enforcement................................................................................9
15.      The Security Trustee.................................................................................9
16.      Notices..............................................................................................9
17.      Amendments..........................................................................................10
18.      Invalidity..........................................................................................10
19.      Non-Exclusive Appointment...........................................................................10
20.      Contracts (Rights of Third Parties) Act, 1999.......................................................10
21.      Counterparts........................................................................................10
22.      Delegation..........................................................................................10
23.      Governing Law.......................................................................................11
24.      Submission to Jurisdiction..........................................................................11

SIGNATORIES..................................................................................................12
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